As filed with the Securities and Exchange Commission on December 22, 2009

Registration No. 333-162345

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT No. 5
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

BIOCUREX, INC.
(f/k/a Whispering Oaks International, Inc.)
(Exact name of registrant as specified in its charter)

Texas	3841	75-2742601
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

7080 River Road
Suite 215
Richmond, British Columbia V6X 1X5
Canada
(866) 884-8669
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Dr. Ricardo Moro-Vidal
Chief Executive Officer
7080 River Road
Suite 215
Richmond, British Columbia V6X 1X5
Canada
(866) 884-8669
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of all communications to:

Joel J. Goldschmidt, Esq. Morse, Zelnick, Rose & Lander, LLP 405 Park Avenue Suite 1401 New York, New York 10022 (212) 838-8269 (212) 838-9190 facsimile	Mark A. von Bergen, Esq. Jason H. Barker, Esq. Holland & Knight LLP 111 SW 5th Avenue Suite 2300 Portland, Oregon 97204 (503) 243-5874 (503) 241-8014 facsimile

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), check the following box.   ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if smaller reporting company)	Smaller reporting company ☑

This Amendment No. 5 to Registration Statement No. 333-162345 does not relate to the contents of the prospectus contained in such registration statement, which is not being amended. Accordingly, the prospectus is not being filed in connection with this amendment. The sole purpose of this amendment is refile a revised legality opinion (Exhibit 5.1) to correct the description of the redeemable common stock purchase warrants included in the units being offered. The change relates solely to how the exercise price of the warrants will be determined and does not affect the legal opinions set forth in Exhibit 5.1

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(a)	The following exhibits are filed as part of this Registration Statement:

Exhibit No.	Description
1.1	Form of Underwriting Agreement**
3.1	Articles of Incorporation and amendments thereto (1)
3.2	Bylaws, as amended (2)
4.1	Specimen Common Stock Certificate**
4.2	Specimen Redeemable Warrant Certificate (see Exhibit A to Exhibit 4.4)**
4.3	Form of Representative’s Warrant**
4.4	Form of Redeemable Warrant Agreement**
5.1	Form of Opinion of Morse, Zelnick, Rose & Lander, LLP (revised)
10.1	Non-Qualified Stock Option Plan (3)
10.2	Stock Bonus Plan (4)
10.3(a)	License Agreement with Abbott Laboratories (5)
10.3(b)	Amendment to Semi-Exclusive License Agreement**
10.3(c)	Second Amendment to Semi-Exclusive License Agreement (5)
10.4	License Agreement with Inverness Medical Switzerland GmbH (portions of Exhibit 10.4 have been omitted pursuant to a request for confidential treatment)**
10.5	Agreement with Pacific BioScience Research Centre**
10.6	Employment Agreement with Dr. Ricardo Moro-Vidal**
10.7	Employment Agreement with Denis Burger, Ph.D.**
10.8	Final form of Loan Modification Agreement dated August 31, 2009 (6)
10.9	Final form of the Bridge Unit Purchase and Investor Subscription Agreement dated September 10, 2009 (7)
10.10	Final form of Promissory Note (8)
21.1	Subsidiaries of the Registrant**
23.1	Consent of Manning Elliott Chartered Accountants, independent registered public accounting firm**
23.2	Consent of Morse, Zelnick, Rose & Lander, LLP (included in Exhibit 5.1)
24.1	Power of Attorney (included on page II-9)**

(1)

The original Articles of Incorporation are incorporated by reference to Exhibit 3.1 of our registration statement on Form 10-SB, filed with the SEC on August 5, 1999 and the amendment to the Articles of Incorporation is incorporated by reference to Exhibit 3.1 to a Current Report on Form 8-K filed on October 30, 2009.

(2)

Incorporated by reference to Exhibit 3.2 of our registration statement on Form 10-SB, filed with the SEC on August 5, 1999 and to Exhibit 3.1 to a Current Report on Form 8-K filed with the SEC on September 10, 2009.

(3)	Incorporated by reference to Exhibit 4.1 of our registration statement on Form S-8, filed with the SEC on April 23, 2009.

(4)	Incorporated by reference to Exhibit 4.2 of our registration statement on Form S-8, filed with the SEC on April 23, 2009.

(5)

The original license agreement is incorporated by reference to Exhibit 10.4 of Amendment No. 2 of our registration statement on Form SB-2, filed with the SEC on November 2, 2007 and the second amendment to the licensing agreement is incorporated by reference to Exhibit 10 to a Current Report on Form 8-K/A filed on August 15, 2008. Portions of Exhibits 10.3(a) and 10.3(c) have been omitted pursuant to a request for confidential treatment.

(6)	Incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K/A filed with the SEC on September 10, 2009.

(7)	Incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed with the SEC on September 16, 2009.

(8)	Incorporated by reference to Exhibit 10.2 of our Current Report on Form 8-K filed with the SEC on September 16, 2009.

**	Previously filed

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Province of British Columbia, Canada, on the 22nd day of December 2009.

BIOCUREX, INC.
(f/k/a Whispering Oaks International, Inc.)

By:	/s/ DR. RICARDO MORO-VIDAL Dr. Ricardo Moro-Vidal Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name		Position	Date

/S/ DR. RICARDO MORO- VIDAL Dr. Ricardo Moro-Vidal		President, Chief Executive Officer, and Director (Principal Executive Officer)	December 22, 2009
/S/ GLADYS CHAN Gladys Chan		Chief Financial Officer (Principal Accounting and Financial Officer)	December 22, 2009
/S/ ANTONIA BOLD-DE- HAUGHTON Antonia Bold-de-Haughton		Secretary and Director	December 22, 2009
* Dr. Phil Gold		Director	December 22, 2009
* Denis Burger, Ph.D.		Director	December 22, 2009
* Jim Walsh, Ph.D.		Director	December 22, 2009
*By:	/s/ DR. RICARDO MORO-VIDAL as Attorney-in-Fact		December 22, 2009

II-2

Exhibit Index

Exhibit No.	Description
1.1	Form of Underwriting Agreement**
3.1	Articles of Incorporation and amendments thereto (1)
3.2	Bylaws, as amended (2)
4.1	Specimen Common Stock Certificate**
4.2	Specimen Redeemable Warrant Certificate (see Exhibit A to Exhibit 4.4)**
4.3	Form of Representative’s Warrant**
4.4	Form of Redeemable Warrant Agreement**
5.1	Form of Opinion of Morse, Zelnick, Rose & Lander, LLP (revised)
10.1	Non-Qualified Stock Option Plan (3)
10.2	Stock Bonus Plan (4)
10.3(a)	License Agreement with Abbott Laboratories (5)
10.3(b)	Amendment to Semi-Exclusive License Agreement**
10.3(c)	Second Amendment to Semi-Exclusive License Agreement (5)
10.4	License Agreement with Inverness Medical Switzerland GmbH (portions of Exhibit 10.4 have been omitted pursuant to a request for confidential treatment)**
10.5	Agreement with Pacific BioSciences Research Centre**
10.6	Employment Agreement with Dr. Ricardo Moro-Vidal**
10.7	Employment Agreement with Denis Burger, Ph.D.**
10.8	Final form of Loan Modification Agreement dated August 31, 2009 (7)
10.9	Final form of the Bridge Unit Purchase and Investor Subscription Agreement dated September 10, 2009 (8)
10.10	Final form of Promissory Note (9)
21.1	Subsidiaries of the Registrant**
23.1	Consent of Manning Elliott Chartered Accountants, independent registered public accounting firm**
23.2	Consent of Morse, Zelnick, Rose & Lander, LLP (included in Exhibit 5.1)
24.1	Power of Attorney (included on page II-9)**

(1)

The original Articles of Incorporation are incorporated by reference to Exhibit 3.1 of our registration statement on Form 10-SB, filed with the SEC on August 5, 1999 and the amendment to the Articles of Incorporation is incorporated by reference to Exhibit 3.1 to a Current Report on Form 8-K filed on October 30, 2009.

(2)

Incorporated by reference to Exhibit 3.2 of our registration statement on Form 10-SB, filed with the SEC on August 5, 1999 and to Exhibit 3.1 to a Current Report on Form 8-K filed with the SEC on September 10, 2009.

(3)	Incorporated by reference to Exhibit 4.1 of our registration statement on Form S-8, filed with the SEC on April 23, 2009.

(4)	Incorporated by reference to Exhibit 4.2 of our registration statement on Form S-8, filed with the SEC on April 23, 2009.

(5)

The original license agreement is incorporated by reference to Exhibit 10.4 of Amendment No. 2 of our registration statement on Form SB-2, filed with the SEC on November 2, 2007 and the second amendment to the licensing agreement is incorporated by reference to Exhibit 10 to a Current Report on Form 8-K/A filed on August 15, 2008. Portions of Exhibits 10.3(a) and 10.3(c) have been omitted pursuant to a request for confidential treatment.

(6)	Incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K/A filed with the SEC on September 10, 2009.

(7)	Incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed with the SEC on September 16, 2009.

(8)	Incorporated by reference to Exhibit 10.2 of our Current Report on Form 8-K filed with the SEC on September 16, 2009.

**	Previously filed.